                                                                   Exhibit 10.21


                          QUALITY CARE SOLUTIONS, INC.

                           SOFTWARE LICENSE AGREEMENT

This License is made and entered by and between Quality Care Solutions, Inc., a Nevada corporation with it's principal place of business at 5030 E. Sunrise Drive, Phoenix, AZ 85044 (hereinafter referred to as "QCSI"), and Motion Picture Industry Health Plan, a California domicile trust with it's principal place of business at 11365 Ventura Boulevard, Studio City, CA 91604-3148 (hereinafter referred to as "CLIENT").

I. Term. Provided that all fees and costs are paid timely, and CLIENT complies with the terms and conditions of this License, the initial term of this License shall be for a period of five (5) years beginning on the first day of the month after the date of execution of this License. Thereafter, the term of this License shall automatically be extended for consecutive additional terms of one (1) year each, unless either Party provides the other with written notice of such Party's intention not to extend the term at least one hundred twenty (120) days prior to the end of the initial term or any subsequent term.

II. Licensed Software. CLIENT shall license QMACS Version 4 according to the terms and conditions herein. This License does not entitle CLIENT to New Software, customized versions or "beta" versions of the QMACS Software not yet generally released to all licensees of QMACS Software. QMACS Version 4 shall include the following modules: benefit, member/enrollment, provider/ PCP auto assign, contract, authorization/referral, claims/encounters, call tracking/customer service, credentialing, report administrator, policy, employer, security, payment manager, finance manager and static configuration of rules.

III. Validation Testing. CLIENT shall test Software, using QCSI's hardware and Software and CLIENT's data ("Validation Test"), that Software performs according to Documentation (as defined in the QCSI Quality Commitment Guide, which is incorporated herein by reference) and Exhibit B, "Success Criteria". CLIENT will initiate Validation Test no later than six (6) months (unless there is mutual agreement by both parties herein) after the effective date of this License and the Validation Test will be limited to no more than [****] ("Test Period"). If the Software is performing according to the Documentation and Exhibit B, CLIENT will provide QCSI with written acceptance within ten (10) days after the end of the Test period. If the Software does not perform according to the Documentation, CLIENT will provide to QCSI a written summary of any anomalies within ten (10) days at the end of the Test Period. If such summary of anomalies is not received within ten (10) days after the end of the "Test Period", it shall be interpreted as acceptance of the Software by CLIENT. QCSI will have [****] in which to respond to any anomalies from the Documentation. If such anomalies from the Documentation are not corrected within a [****] time period, this shall constitute material breach of this License.

IV. Demonstration of Scanning Integration. QCSI shall provide a demonstration to CLIENT by June 2000 of the scanning integration capabilities of the Software. The scanning integration capabilities of the Software shall meet the specifications set forth in the Documentation.

V.   Amendment of License - Terms and Conditions.

     A. Section I.c) of the License is hereby amended by adding the following to the end of the section:

               "Nothing in this Section shall prohibit CLIENT from sharing their data with third parties for the purpose of data analysis."

     B. Section I.d) of the License is hereby amended by adding the following sentence to the end of the section:

               "Reports, documents, letters, identification cards and any of CLIENT's data and all copies thereof shall not be considered to be derivative works or modifications of the Software."

     C. Section I.g) of the License is hereby amended by adding the following section to the end of the section:

               "QCSI agrees that all CLIENT's data is owned by CLIENT and will be retained by CLIENT upon termination of this License."

     D. Section II.c) of the License is hereby amended by adding the following to the end of the section:

               "Software shall be capable of accepting and processing electronic data according to QCSI specifications."

     E. Section II.f) of the License is hereby amended by deleting the first sentence in its entirety and replacing it with the following:

               "QCSI, upon prior approval by CLIENT, may reference CLIENT in advertising and promotional materials concerning the sale and promotion of Software including listing CLIENT's name."

     F. Section III.a) of the License is hereby amended by adding the following to the end of the section:

               "QCSI hereby warrants that all of the date-related functions of the Software will accurately reflect the change from the year 1999 to the year 2000 and beyond, including leap year calculations, provided that any hardware, third-party software, and operating system used with the Software accurately reflect the change and do not affect the Software."

     G. Section III.f) of the License is hereby amended by deleting the last sentence of the section and replacing in its entirety by the following:


                                     Page 1

Software License Agreement
(C) Quality Care Solutions, Inc.
Rev. 01/26/00



                    **** - Confidential treatment requested

               "QCSI shall provide a refund in the amount of twelve (12) months of License fees paid on a pro-rata basis."

     H. Section II.e) of the License is hereby amended by adding the following to the end of the section;

               "Upon delivery to CLIENT of the copy of the Source Code held in escrow, CLIENT shall have the right to use such Source Code, to modify and/or update the Software and/or for any other purpose permitted hereunder with respect to the Software and CLIENT shall have the right to use such modified and/or updated Software for any purpose permitted hereunder with respect to the Software."

IN WITNESS WHEREOF, the Parties hereto have executed this License effective the first (1st) day of the month following its execution:


QUALITY CARE SOLUTIONS, INC.              CLIENT

By:  /s/ Gregory S. Anderson               By: /s/ Thomas A. Zimmerman
    _____________________________             _____________________________
Name:    Gregory S. Anderson              Name: Thomas A. Zimmerman

Title:   Chief Executive Officer          Title:   _____________________________

Date:    2/2/00                           Date: 1/31/00

                                     Page 2

Software License Agreement
(C) Quality Care Solutions, Inc.
Rev. 01/26/00

                          QUALITY CARE SOLUTIONS, INC.

                                SOFTWARE LICENSE

                               TERMS & CONDITIONS


I.   SOFTWARE LICENSE GRANT

a) Grant of License. QCSI hereby grants to CLIENT a non-exclusive, non-transferable license ("License") to use QCSI software programs, systems and related documentation identified on the front page of this License ("Software"). This License is expressly made and granted subject to the terms, conditions, limitations and restrictions as set forth herein.

b) Fees. To maintain its License hereunder, CLIENT shall pay to QCSI all fees and costs as provided in Exhibit A to this License.

c) Sole Use. This License authorizes CLIENT to use Software only for CLIENT's own internal purposes. CLIENT shall not allow any third party to access, copy or use Software, nor shall it use Software to provide time-sharing or data processing services to a third party without a separate written agreement with QCSI. CLIENT is prohibited to re-license, rent, lease or provide application hosting of Software without QCSI's express written permission.

d) Ownership/Derivative Works/Safeguard. Software, documentation, training materials, plans, prices, configurations, specifications, techniques, algorithms, schemas, screen prints and processes contained herein, or any modification, extraction, or extrapolations thereof, are the property and trade secrets of QCSI and are subject to copyright protections. Any copyright notice does not imply unrestricted or public access. No duplication, usage, disclosure, or publication thereof, in whole or in part, for any purpose is permitted, except that which is expressly permitted by this license or other written permission of QCSI. CLIENT shall include in all copies made by it notices of copyright and other proprietary rights included by QCSI in or on Software. Software documentation is provided to CLIENT only for the duration of this License and only for facilitating Software use by CLIENT. CLIENT specifically agrees that any derivative works or modifications of Software shall be the property of QCSI and CLIENT hereby assigns all title and ownership interest therein to QCSI. Derivative works are any modifications of Software or work, which is based on Software source or object code, or which requires Software to function. Such derivative works shall be deemed Software for the purposes of this License however, QCSI's representations, warranties and liabilities shall not extend to derivative works and modifications. CLIENT agrees to safeguard all code against non-licensed use, copying, transfer or inspection by any third party. CLIENT shall require all persons and entities to whom CLIENT has granted authority to save data or who have access to any Executable Code to execute and submit to QCSI a confidentiality agreement.

e) Breach. In the event of a breach or the threat of a breach of this License, QCSI, in addition to any other remedies it may have at law or in equity, shall be entitled to a restraining order, preliminary injunction, and other appropriate relief so as to specifically enforce the terms of this License, and any other agreement entered into in conjunction with this license. CLIENT agrees that a breach of this License would cause QCSI irreparable injury. This License may be terminated with ninety (90) days prior written notice if either Party fails to comply with the terms, conditions or any covenant under this License and fails to perform or cure the same within forty-five (45) days of receipt of written notice.

f) Loss or Damages to Software. In case of loss, damage, or destruction of any of the Software, QCSI will replace it at the written request of CLIENT. CLIENT shall pay QCSI's reasonable reproduction and delivery expenses for such replacement.

g) Obligations Upon Termination. Upon expiration or termination of the License, all copies of Software shall promptly be delivered to QCSI or destroyed by CLIENT, and CLIENT shall certify the same in writing within ninety (90) days of termination.

II.  MISCELLANEOUS

a) Software Delivery. QCSI will deliver at least one machine-readable copy of Software. QCSI agrees to provide one (1) hardcopy and one (1) electronic copy of Software documentation to CLIENT as such documentation is published or updated.

b) Standard Reports. QCSI will deliver a limited set of standard reports with Software. CLIENT acknowledges that third-party report writing software tools are required to create new reports or modify QCSI's standard reports. The license fee, support and training cost for third-party report writing tools are not included in this License and must be acquired separately. CLIENT acknowledges that QCSI's standard reports are templates and examples of reports QCSI has developed for non-specific use. The CLIENT acknowledges responsibility for the design, development and production of its own reports, documents, letters and identification cards to be used in conjunction with Software.

c) Electronic Data Interface (EDI) Engine. QCSI will deliver a method to facilitate electronic data import and export to and from Software database.

d) Reference Data. QCSI agrees to provide the minimal reference data as required to configure and test Software. CLIENT is responsible for the annual procurement, update and maintenance of all reference data required to operate Software. QCSI agrees to provide the data table structure and interface method to facilitate loading, editing and maintenance of reference data required to operate Software.

e) Escrow Statement. QCSI shall maintain a copy of the most recent Source Code for Software with Ft. Knox Escrow Services Inc. or a trustee mutually acceptable to QCSI and CLIENT. In the event QCSI becomes insolvent, makes an assignment of assets for the benefit of creditors, has a trustee or receiver appointed (either voluntary or involuntarily), is adjudicated bankrupt, or involuntary bankrupt proceedings are commenced against QCSI or receiver, or commences any dissolution or liquidation proceedings, then the trustee shall be directed to deliver the Source Code to CLIENT. CLIENT shall provide written notification to both QCSI and trustee of intention to access Source Code. QCSI shall notify CLIENT who the appointed trustee is, and give notice prior to any of the actions mentioned herein. CLIENT shall pay or reimburse QCSI for any costs of Source Code escrow, escrow maintenance or Source Code access.

f) Marketing. QCSI may, in its sole discretion, reference CLIENT in advertising and promotional materials concerning the sale and promotion of Software including listing CLIENT's name. When a specific advertisement or promotion containing only the

(C) Quality Care Solutions, Inc.
Software License
Rev. 11/01/99
                                                     /s/ TAZ CLIENT  /s/ GA QCSI
                                                     -------         ------

     CLIENT's name is planned, QCSI will obtain CLIENT's written permission before such use. QCSI shall also obtain CLIENT's written permission before use of any logo of the CLIENT.

g) Privacy Act. QCSI agrees and warrants that the Software will meet current federal requirements under the Privacy Act of 1987 (the "Act"). QCSI further agrees and warrants that it has in place internal controls, which will satisfy the security and privacy requirements of the Act.

III. LIMITED WARRANTY, PATENT, AND COPYRIGHT INFRINGEMENT

a) Limited Warranty. QCSI warrants that it shall remedy any anomaly as defined by QCSI policies and procedures within QCSI's support policy response time. This warranty is conditional upon CLIENT's computing environment being consistent with QCSI's recommended hardware and software specifications and in good working order and further provided that the Software has been properly used and has not been modified and/or serviced by an entity other than QCSI. QCSI does not warrant that Software will meet CLIENT's requirements or will operate in the combinations which may be selected for use by CLIENT, or that the operation of Software will be uninterrupted or error free. This warranty does not extend to Software modified by CLIENT, for anomalies due to CLIENT misuse of third-party products or for Software, which is more than one version past QCSI's latest released version. QCSI's warranty covers only service to correct anomalies reported during the term of this License.

B) NO OTHER WARRANTIES. THE FOREGOING IS IN LIEU OF ALL OTHER WARRANTIES EXPRESSED OR IMPLIED. QCSI HEREBY DISCLAIMS ALL WARRANTIES NOT EXPRESSLY SET FORTH IN THIS LICENSE INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. CLIENT HEREBY DISCLAIMS ANY RELIANCE ON ANY WARRANTY OR REPRESENTATION NOT EXPRESSLY SET FORTH IN THIS LICENSE.

C) NO LIABILITY FOR CONSEQUENTIAL DAMAGES. IN NO EVENT WILL QCSI BE LIABLE FOR ANY DAMAGES CAUSED BY CLIENT'S FAILURE TO PERFORM CLIENT'S RESPONSIBILITIES, OR FOR ANY LOST PROFITS, LOST SAVINGS, LOSS OF DATA, LOSS OF USE OF SOFTWARE, COSTS OF RECREATING LOST DATA, OR ANY OTHER INDIRECT, SPECIAL OR OTHER CONSEQUENTIAL DAMAGES, EVEN IF QCSI HAD BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY CLAIM AGAINST CLIENT BY ANY OTHER PARTY.

D) LIMITATIONS ON LIABILITY AND REMEDIES. QCSI'S AGGREGATE LIABILITY FOR DAMAGES TO CLIENT FROM ANY CAUSE WHATSOEVER, AND REGARDLESS OF THE FORM OF ACTION, INCLUDING CONTRACT, TORT, COMPUTER MALPRACTICE, PRODUCTS LIABILITY, STRICT LIABILITY, OR OTHERWISE SHALL BE LIMITED TO THE AMOUNT OF THE IMPLEMENTATION FEES PAID TO QCSI.

e) Time Limitations. No action, regardless of form, arising out of this License may be brought by CLIENT later than two (2) years after the cause of action has arisen and CLIENT has (or should have) acquired knowledge thereof.

f) Indemnification. QCSI promises to indemnify CLIENT, at QCSI's expense, against any claim that Software infringes on a valid patent, copyright, or trade secret in the United States. QCSI will also pay all costs, damages, and attorney's fees that a court finally awards as a result of such claim, to the limit of QCSI's liability as determined by the court. QCSI's duties under this section are conditioned upon the following:

     1) CLIENT shall give QCSI prompt written notice of any actual or threatened claim.

     2) QCSI shall have control of the defense of any claim and of all negotiations for the settlement or compromise of such claim.

     3) CLIENT shall cooperate with QCSI in the defense or settlement of any claim at QCSI's expense. 4) The claim does not arise out of CLIENT's modification of Software or the use of Software in combination with anything not approved by QCSI.

     If a patent, trade secret or copyright infringement occurs, or in QCSI's judgment is likely to occur, QCSI, at it's option and expense, may either procure the right for CLIENT to continue using Software, or replace or modify it to be functionally equivalent so that it becomes non-infringing. If neither of the foregoing alternatives is reasonably available in QCSI's judgment, CLIENT shall return all copies of Software in question to QCSI upon QCSI's written request. QCSI shall refund the pro-rata cost of the implementation fee paid to QCSI of the specific module based on a five-year useful life.

IV.  GENERAL PROVISIONS

a) Applicable Law and Arbitration. This License shall be construed and interpreted in accordance with the laws of the State of Arizona and the venue for any dispute whatsoever shall be in the Superior Court of Maricopa County, Arizona. In the event that the Parties are unable to resolve within a reasonable time any controversy, dispute or claim arising out of or in connection with this License, or its interpretation, performance or termination, binding arbitration shall be conducted in accordance with the rules of the Arizona Arbitration Act, A.R.S.Sections 12-1501 et seq., and the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). In the event of arbitration or litigation, the prevailing Party shall be entitled to recover costs and expenses including reasonable attorney's fees.

b) Assignment. CLIENT has neither the power nor the right to delegate any duty under this License, to grant any sub-license under this License, or to assign or transfer the License, or any right under any agreement executed in connection with this License without the prior written approval of QCSI, which shall not be unreasonably withheld. Any attempt by CLIENT to assign any right or duty under this License shall be void as a matter of law.

c) Export Act. CLIENT hereby warrants and certifies that no part of Software, modifications thereof, documentation thereto, applicable manual(s) or any related item or product will be made available or exported to any country in contravention of any law of the United States, including the Export Administration Act of 1979 and regulations relating thereto.

d) Modification of the Agreement/Entire Agreement. This License supersedes all oral or written agreements, if any, between the Parties and constitutes the entire agreement between the parties with respect to the matters contained herein. Any modification, amendment, cancellation, or waiver of rights under this License shall be effective only if in writing signed by an Officer of the Party against whom enforcement of the same is sought. No waiver of any breach of this License shall be construed as a waiver of any other rights under this License. No delay in acting with regard to any breach shall be construed as a waiver of the breach.

(C) Quality Care Solutions, Inc.
Software License
Rev. 11/01/99
                                                     /s/ TAZ CLIENT  /s/ GA QCSI
                                                     -------         ------

e) Reservation of Rights. All rights of QCSI not expressly granted to CLIENT in writing are reserved.

f) Severability. In the event that any provision of this License shall become or be unenforceable, invalid, void or voidable, the same shall be limited, construed or, if necessary, limited to the extent necessary to remove such defect and the remaining provisions shall continue to bind the Parties as though the unenforceable, invalid, void or voidable part are not a part of the License.

g) Force Majeure. Either Party shall be excused for failures and delays in performance of their respective obligations under this License caused by war, riots or insurrections, laws and regulations, strikes, floods, fires, explosions, or other catastrophes beyond the control and without the fault of such Party. This provision shall not, however, release such Party from using its best efforts to avoid or remove such cause, and such Party shall continue performance hereunder with the utmost dispatch whenever such causes are removed. Upon claiming any such excuse or delay for nonperformance, such Party shall give prompt notice thereof to the other Party.

h) Recruitment of Personnel. During the initial and any subsequent term of this License and for a period of one (1) year thereafter, neither QCSI nor CLIENT will hire, employ or contract with directly or indirectly any key employee(s) of the other for a period of one hundred twenty (120) days following termination of such employee's employment, without the prior written consent of the other.

i) Exhibits. All exhibits attached to this License are incorporated into and made part of this License.

(C) Quality Care Solutions, Inc.
Software License
Rev. 11/01/99
                                                     /s/ TAZ CLIENT  /s/ GA QCSI
                                                     -------         ------

                                    EXHIBIT A

                                FEE AND SERVICES


IMPLEMENTATION SERVICES

     Upon execution of this License and upon successful completion of the Validation Test and in consideration for implementation services granted hereunder, CLIENT hereby agrees to pay QCSI the following amounts:

     [****]

     The implementation fee will be payable to QCSI in two equal installments of [****]. The first installment will be due upon successful completion of the Validation Test. The second installment of the implementation fee will be due to QCSI when the balance of the initial Service Unit fund is equal or less than one hundred (100) Service Units.

     SERVICE UNITS: [****] Service Units will be credited to CLIENT's Implementation Fund as follows:

              [****] Service Units will be credited upon payment of the first installment of the implementation fee.

              [****] Service Units will be credited upon payment of the second installment of the implementation fee.

     All Implementation Services rendered by QCSI on behalf of CLIENT are charged to the Implementation Fund. Implementation Services means all services rendered by QCSI on behalf of CLIENT during each Implementation plan phase and as governed by the QCSI Quality Commitment Guide, which is incorporated herein by reference.

SOFTWARE LICENSE FEE

     In consideration for the license granted hereunder, CLIENT hereby agrees to pay QCSI the following Software License Fee:

          [****] dollars [****] - Level A below

     Such Software License fee shall be paid as follows:

     $ [****] due upon execution of this License, which is refundable if
         Validation Test is not successful
     $ [****] due upon successful completion of the Validation Test and upon initiation of implementation
     $ [****] due upon Go-live

     Go-live is defined as the date on which CLIENT begins using the Software to enroll or manage membership, administer providers, record or issue authorizations or pay claims in a parallel, pre-production or production environment.

     MEMBERSHIP ADJUSTMENTS

     Effective in the year 2000, CLIENT's active membership levels during the prior three (3) month period will be measured quarterly on March 31st, June 30th, September 30th and December 31st. If membership has exceeded the previously measured membership level, the difference between the new Software License Fee and the previously paid Software License Fee shall be invoiced by QCSI and paid by CLIENT within thirty (30) days of invoice date by CLIENT.

     CLIENT hereby agrees to permit QCSI electronic access to CLIENT's enrollment database for determining the count of active members for Software License Fee billing purposes. QCSI shall keep strictly confidential and shall not disclose or use any data which QCSI obtains pertaining to any of the members of CLIENT other than the actual number of members which QCSI is permitted to use solely for the purpose of calculating amounts due under this License. In the event QCSI is unable to determine the proper enrollment, CLIENT agrees to accept QCSI's reasonable estimation of the enrollment. All estimations of active members will be reconciled within ninety (90) days to a corrected amount.

     Active members are defined as covered persons indicated as "active" in CLIENT's QMACS transaction database eligible for a plan for which CLIENT is providing administrative services (e.g., utilization management, claims processing, membership eligibility).

            LEVEL            ACTIVE MEMBERS         SOFTWARE LICENSE FEE
              A               [****]                     [****]
              B               [****]                     [****]
              C               [****]                     [****]
              D               [****]                     [****]
              E               [****]                     [****]
              F               [****]                     [****]
              G               [****]                     [****]


                                     Page 1
Exhibit A - Fees and Services
(C) Quality Care Solutions, Inc.
Rev. 01/26/00
                                                     /s/ TAZ CLIENT  /s/ GA QCSI
                                                     -------         ------

                    **** - Confidential treatment requested

              H                 [****]                     [****]
              I                 [****]                     [****]
              J                 [****]                     [****]
              K                 [****]                     [****]
              L                 [****]                     [****]
              M                 [****]                     [****]
              N                 [****]                     [****]
              O                 [****]                     [****]
              P                 [****]                     [****]
              Q                 [****]                     [****]
              R                 [****]                     [****]
              S                 [****]                     [****]
              T                 [****]                     [****]
              U                 [****]                     [****]
              V                 [****]                     [****]
              W                 [****]                     [****]
              X                 [****]                     [****]
              Y                 [****]                     [****]
              Z                 [****]                     [****]
              A2                [****]                     [****]
              B2                [****]                     [****]
              C2                [****]                     [****]
              D2                [****]                     [****]
              E2                [****]                     [****]
              F2                [****]                     [****]
              G2                [****]                     [****]
              H2                [****]                     [****]
              I2                [****]                     [****]
              J2                [****]                     [****]
              K2                [****]                     [****]

SUPPORT FEE

     Upon completion of implementation (end of Migration phase per IMPACT), for post-implementation support provided by QCSI as defined in the QCSI Quality Commitment Guide, CLIENT shall, on an annual basis, pay a Support Fee in an
     amount equal to      [****]       of the Software License Fee corresponding
     to the highest Active Members level above incurred in that calendar year. CLIENT shall pay Support Fees within thirty (30) days of invoice date. Support Fees shall be assessed on an annual basis January of every year during the term of this License.

     The         [****]         is applied as follows:          [****]
     entitles CLIENT to Software updates and releases, which can include anomaly
     fixes and enhancements to existing functionality;      [****]       will
     accrue directly into Service Units.

     Support shall be delivered in accordance with the QCSI Quality Commitment Guide, which is incorporated herein by reference.

COMMUNICATION LINK

     CLIENT and QCSI will establish a mutually agreeable communication link, for the purposes of QCSI provided-support, according to QCSI specifications.

PAYMENT GUIDELINES

LATE PAYMENT AND INTEREST

If fees herein are not paid within thirty (30) days of invoice date, QCSI will assess a late payment penalty of five percent (5.00%) of the fees due. Any payment, which is more than thirty (30) days late, will accrue interest at the rate of twelve percent (12.00%) per annum until paid in full. QCSI shall have the right to suspend all its obligations under this License in the event that any payment is more than forty-five (45) days late. QCSI shall notify CLIENT in writing at least 15 days before suspending its obligations for late or non-payment.


                                     Page 2
Exhibit A - Fees and Services
(C) Quality Care Solutions, Inc.
Rev. 01/26/00
                                                     /s/ TAZ CLIENT  /s/ GA QCSI
                                                     -------         ------

                    **** - Confidential treatment requested

In the event that CLIENT determines in its reasonable judgment that a billing error has occurred, CLIENT must notify QCSI in writing within thirty (30) days of receipt of such erroneous items. CLIENT agrees to pay all undisputed items on an invoice, which may have disputed items contained thereon. QCSI agrees that no late payment penalty shall be applicable for contested invoice items until thirty (30) days following QCSI's response to CLIENT's notice of billing error.

TRAVEL AND EXPENSE GUIDELINES

CLIENT agrees to reimburse or pay QCSI for reasonable travel, lodging, and meals, which are incurred by QCSI at the CLIENT's office within fifteen (15) days of receipt of invoice for reimbursement of expenses.


                                     Page 3
Exhibit A - Fees and Services
(C) Quality Care Solutions, Inc.
Rev. 01/26/00
                                                     /s/ TAZ CLIENT  /s/ GA QCSI
                                                     -------         ------

                          QUALITY CARE SOLUTIONS, INC.

                           SOFTWARE LICENSE AGREEMENT

This License is made and entered by and between Quality Care Solutions, Inc., a Nevada corporation with it's principal place of business at 5030 E. Sunrise Drive, Phoenix, AZ 85044 (hereinafter referred to as "QCSI"), and Motion Picture Industry Health Plan, a California domicile trust with it's principal place of business at 11365 Ventura Boulevard, Studio City, CA 91604-3148 (hereinafter referred to as "CLIENT").

I. Term. Provided that all fees and costs are paid timely, and CLIENT complies with the terms and conditions of this License, the initial term of this License shall be for a period of five (5) years beginning on the first day of the month after the date of execution of this License. Thereafter, the term of this License shall automatically be extended for consecutive additional terms of one (1) year each, unless either Party provides the other with written notice of such Party's intention not to extend the term at least one hundred twenty (120) days prior to the end of the initial term or any subsequent term.

II. Licensed Software. CLIENT shall license QMACS Version 4 according to the terms and conditions herein. This License does not entitle CLIENT to New Software, customized versions or "beta" versions of the QMACS Software not yet generally released to all licensees of QMACS Software. QMACS Version 4 shall include the following modules: benefit, member/enrollment, provider/PCP auto assign, contract, authorization/referral, claims/encounters, call tracking/customer service, credentialing, report administrator, policy, employer, security, payment manager, finance manager and static configuration of rules.

III. Validation Testing. CLIENT shall test Software, using QCSI's hardware and Software and CLIENT's data ("Validation Test"), that Software performs according to Documentation (as defined in the QCSI Quality Commitment Guide, which is incorporated herein by reference) and Exhibit B, "Success Criteria". CLIENT will initiate Validation Test no later than six (6) months (unless there is mutual agreement by both parties herein) after the effective date of this License and the Validation Test will be limited to no more than fourteen (14) days ("Test Period"). If the Software is performing according to the Documentation and Exhibit B, CLIENT will provide QCSI with written acceptance within ten (10) days after the end of the Test period. If the Software does not perform according to the Documentation, CLIENT will provide to QCSI a written summary of any anomalies within ten (10) days at the end of the Test Period. If such summary of anomalies is not received within ten (10) days after the end of the "Test Period", it shall be interpreted as acceptance of the Software by CLIENT. QCSI will have six (6) months in which to respond to any anomalies from the Documentation. If such anomalies from the Documentation are not corrected within a six (6) month time period, this shall constitute material breach of this License.

IV. Demonstration of Scanning Integration. QCSI shall provide a demonstration to CLIENT by June 2000 of the scanning integration capabilities of the Software. The scanning integration capabilities of the Software shall meet the specifications set forth in the Documentation.

V.   Amendment of License - Terms and Conditions.

     A. Section I.c) of the License is hereby amended by adding the following to the end of the section:

               "Nothing in this Section shall prohibit CLIENT from sharing their data with third parties for the purpose of data analysis."

     B. Section I.d) of the License is hereby amended by adding the following sentence to the end of the section:

               "Reports, documents, letters, identification cards and any of CLIENT's data and all copies thereof shall not be considered to be derivative works or modifications of the Software."

     C. Section I.g) of the License is hereby amended by adding the following section to the end of the section:

               "QCSI agrees that all CLIENT's data is owned by CLIENT and will be retained by CLIENT upon termination of this License."

     D. Section II.c) of the License is hereby amended by adding the following to the end of the section:

               "Software shall be capable of accepting and processing electronic data according to QCSI specifications."

     E. Section II.f) of the License is hereby amended by deleting the first sentence in its entirety and replacing it with the following:

               "QCSI, upon prior approval by CLIENT, may reference CLIENT in advertising and promotional materials concerning the sale and promotion of Software including listing CLIENT's name."

     F. Section III.a) of the License is hereby amended by adding the following to the end of the section:

               "QCSI hereby warrants that all of the date-related functions of the Software will accurately reflect the change from the year 1999 to the year 2000 and beyond, including leap year calculations, provided that any hardware, third-party software, and operating system used with the Software accurately reflect the change and do not affect the Software."

     G. Section III.f) of the License is hereby amended by deleting the last sentence of the section and replacing in its entirety by the following:

               "QCSI shall provide a refund in the amount of twelve (12) months of License fees paid on a pro-rata basis."


                                     Page 1

Software License Agreement
(C) Quality Care Solutions, Inc.
Rev. 01/26/00


                                                     /s/ TAZ CLIENT  /s/ GA QCSI
                                                     -------         ------

     H. Section II.e) of the License is hereby amended by adding the following to the end of the section;

               "Upon delivery to CLIENT of the copy of the Source Code held in escrow, CLIENT shall have the right to use such Source Code, to modify and/or update the Software and/or for any other purpose permitted hereunder with respect to the Software and CLIENT shall have the right to use such modified and/or updated Software for any purpose permitted hereunder with respect to the Software."

IN WITNESS WHEREOF, the Parties hereto have executed this License effective the first (1st) day of the month following its execution:


QUALITY CARE SOLUTIONS, INC.              CLIENT

By:      /s/ Gregory S. Anderson          By:      /s/ Thomas A. Zimmerman
         -----------------------             -------------------------------

Name:    Gregory S. Anderson              Name:    Thomas A. Zimmerman
                                               -----------------------------
Title:   Chief Executive Officer          Title:   Asst. Executive Director
                                               -----------------------------
Date:    2/2/00                           Date:    1/31/00
         -----------------------               -----------------------------


                                     Page 2

Software License Agreement
(C) Quality Care Solutions, Inc.
Rev. 01/26/00

                                                     /s/ TAZ CLIENT  /s/ GA QCSI
                                                     -------         ------

                                    EXHIBIT B

                                SUCCESS CRITERIA


QCSI warrants the following success criteria can be demonstrated by QCSI staff upon Client following QCSI's recommended setup, configuration specifications, Documentation and business processes:

- Providers without a W-9 must have claims denied. QMACS must have functionality to deny providers who are not credentialed in QMACS.

- Ability to have a secured environment for a selected population group can be accomplished using a separate and distinct environment, as defined by QCSI.

-    Bundling and Unbundling functionality according to QCSI specifications.

- Tracking of third party liability can be accomplished through setup and configuration and pending for manual review.

-    Ability to run a report on payments to members.

- Pay providers under more than one rate schedule through the use of plan-provider relationships and affiliations.

- Ability to manually override claims to pay for non-configured benefits for members seeking payment outside of covered benefits and network with proper security

-    Ability to override benefits and rate schedules with proper security.

- With the use of a standard fee table, the ability to process EIRAC claims. Without a standard fee table, the ability to process EIRAC claims using the manual override function with proper security.

- Following standard billing and claim practices supported by QMACS, the ability to pay providers for outside consultant services including generating 1099s.

- By modifier and/or the use of fee tables, price DME based upon rental or purchase.

-    Override benefit maximums.

- The ability to report members under CLIENT's case management program using conditions and identify such members and move members into an alternate rate code.

- Through a custom EDI program (paid by CLIENT), the ability to load in prescription costs by members and add to the member's lifetime maximum. (Because this requires a custom EDI, this criteria is outside the scope and timelines of the Validation Test).

-    Ability to configure separate retiree and active maximums through benefits.

-    Ability to configure industry standard physical therapy benefits.

-    Ability to suppress or generate EOBs by program/line of business.

- Access to QMACS standard reports plus unlimited custom reporting by CLIENT with use of industry standard reporting tools.

-    Ability to refund overpaid members.


Mass adjudication rates and claim processor performance are dependent upon system and edit setup and configuration, nature of CLIENT's business and individual skills.


                                     Page 1
Exhibit B - Success Criteria
(C) Quality Care Solutions, Inc.
Rev. 01/26/00

                                                     /s/ TAZ CLIENT  /s/ GA QCSI
                                                     -------         ------